November 4, 2002

Christopher's Original Formulas, Inc.
1195 Spring Creek Place
Springville, UT 84663

Attention:     Robert Scott, President

Re: Letter of Intent for the exchange of "restricted" shares of Seven Ventures, Inc., a Nevada Corporation ("SVI"), for all of the issued and outstanding shares of Christopher's Original Formulas, Inc., a Nevada Corporation ("Christopher's").

Dear Mr. Scott:

This letter will confirm the following general terms upon which the Boards of Directors of SVI and Christopher's will adopt a Plan and Agreement of Reorganization (the "Agreement" or "Plan of Reorganization") and whereby SVI will exchange shares of its $0.001 par value voting stock for all of the issued and outstanding shares of Christopher's and whereby Christopher's will become a wholly-owned subsidiary of SVI, on the closing of the Agreement (the "Closing").

We propose that a definitive agreement approved by our respective Boards of Directors be negotiated and executed and which will set forth in detail our intent, upon the following general terms and conditions.

A.    The Exchange.

      (i) SVI shall effect, following the filing with the Securities and Exchange Commission and the mailing to stockholders of an Information Statement, a 175 for 1 reverse split of its outstanding common stock, while maintaining the authorized shares and present par value and making appropriate adjustments in the capital accounts, and while providing that no shareholder shall be reduced to less than 100 shares, on a per stockholder of record basis on the record date, with DTC being allowed no more than 30 days within which to demand shares based upon rounding, as a result of the reverse split, with all shares for the 100 share rounding to come from the 320,000 post-split shares of common stock to be issued to Jenson Services, Inc. a Utah corporation (the "Jenson Services"), as outlined in Section A(v) herein below.

      (ii) SVI shall issue approximately 8,760,000 post-split shares or approximately 91.25% of its post-Plan of Reorganization $0.001 par value common voting stock, after taking into account the stock issuances and/or cancellations outlined in Section A(iii) and A(v) herein below, in exchange for all of the issued and outstanding shares of Christopher's.

      (iii) At Closing, the existing stockholders, and the consultants of SVI and Christopher's, shall collectively own approximately 840,000 post-split shares or 8.75% of the reorganized SVI, taking into account the following: (1) the cancellation of 85,714 post-split shares of common stock by current members of SVI management; (2) the issuance of 220,000 post-split shares of "unregistered" and "restricted" common stock to Carriage House Capital, a consulting firm to Christopher's, for services rendered in connection with the Christopher's/SVI reorganization, valued at $4,400; and (3) the adoption of a written compensation agreement pursuant to which Leonard W. Burningham, Esq. will be granted options to acquire 45,000 post-split shares of the reorganized SVI in consideration of services to be rendered to the reorganized SVI of the value of $900, regarding coordinating the post-Plan of Reorganization filings with the Securities and Exchange Commission and providing the reorganized SVI with all pertinent documentation of a historical nature that will assist the reorganized SVI in making future filings required to be made with the Securities and Exchange Commission, and shares underlying these options will be included in the next S-8 or S-3 Registration Statement filed by the reorganized SVI, at the reorganized SVI's sole cost and expense.

      (iv) Upon Closing, the reorganized SVI shall change its name to "Nature's Formulas Holdings, Inc." or such other similar name as is available in the State of Nevada;

      (v) Upon Closing, Christopher's shall: pay to Jenson Services not less than $100,000 of an aggregate of $275,000 due and owing by it to Jenson Services, with the balance to be paid as shall be agreed by Christopher's and Jenson Services at Closing; the reorganized SVI shall issue 320,000 post-split shares of "unregistered" and "restricted" common stock to Jenson Services and/or its consultants and employees, as designated by Jenson Services (less the amount required for rounding as set forth above in Section A(i); and cause the reorganized SVI to issue 150,000 cashless warrants to acquire 150,000 post-split shares of common stock expiring in two years from the date of the Closing of the Plan of Reorganization and exercisable at $1.50 per post-split share, all in consideration of Jenson Services' payment and personal indemnification of SVI, and Christopher's of any and all past liabilities of any type or nature whatsoever of SVI existing at Closing, which will include the expenses of SVI related to the Plan of Reorganization, as set forth in Exhibit A, and the compromise and settlement of any amounts due and owing for advances of Jenson Services or otherwise that were incurred prior to Closing by SVI and/or the other expenses set forth in Exhibit A attached hereto and incorporated herein by reference; and

      (vi) The reorganized SVI may immediately issue the employees and principals of Carriage House Capital up to 220,000 shares of post-split common stock of SVI without restriction or further approval on an S-8 or S-3 registration statement and up to an additional 530,000 shares of post-split common stock subject to the prior payment in full of Jenson Services as outlined in Section A(v) hereof., as they shall designate pursuant to a written compensation agreement for "non-capital raising" services to be rendered to the reorganized SVI, which shares will be included in an S-8 or S-3 Registration Statement at the sole cost and expense of the reorganized SVI.

      (vii) The exchange is intended to be a tax-free reorganization under the Internal Revenue Code.

B.    Definitive Agreement.

The definitive agreement shall include, contain or provide:

      (i) Representations and Warranties. Customary and usual representations and warranties by the parties, and the principal executive officer of each of the parties shall certify these representations and warranties "to the best of his personal knowledge and information."

      (ii) Opinions of Counsel. For the delivery at Closing of favorable opinions of counsel for the corporate parties with respect to customary and usual matters of law covered under similar plans and parties.

      (iii)  Financial and Other Information.

            (a) The examination and inspection of the books and records of each of the parties prior to Closing; the delivery no later than at Closing of customary schedules listing each party's material contracts; real and personal properties; pending, threatened and contemplated legal proceedings; employees; assets and liabilities, including contingencies and commitments; and other information reasonably requested;

            (b) Each of the parties to provide audited financial statements consisting of a balance sheet and a related statement of income for the period then ended which fairly present the financial condition of each as of their respective dates and for the periods involved, and such statements shall be prepared in accordance with generally accepted accounting principles consistently applied, on Closing, for such period or periods as shall be set forth in the definitive agreement; and

            (c) The financial statements of SVI shall reflect no liabilities and no assets at Closing or satisfactory evidence of payment of all liabilities shall be provided.

      (iv) Expenses. Upon signing this Letter of Intent, Christopher's will deposit a $15,000 retainer in the trust account of Leonard W. Burningham. In the event of the termination of the Plan of Reorganization or this Letter of Intent for any reason, the $15,000 retainer in escrow will be returned to Christopher's from the Leonard W. Burningham Trust, less any fees incurred by Mr. Burningham in conjunction with the preparation of the Plan of Reorganization and related documentation.

      (v) Conduct of Business of SVI and Christopher's Pending Closing. Until consummation or termination of the Plan of Reorganization, SVI and Christopher's will conduct business only in the ordinary course and none of the assets of SVI or Christopher's shall be sold or disposed of except in the ordinary course of business or with the written consent of the other party.

      (vi)  Other.

            (a) SVI and Christopher's shall have received all permits, authorizations, regulatory approvals and third party consents necessary for the consummation of the change of domicile and/or the Closing of the Plan of Reorganization, and all applicable legal requirements shall have been satisfied.

            (b) The definitive agreement shall be executed as soon as practicable, and SVI shall instruct its legal counsel to immediately prepare all necessary documentation upon the execution of this Letter of Intent.

            (c) The Boards of Directors of SVI and Christopher's shall have approved the definitive agreement.

            (d) Included in the Plan of Reorganization between SVI and Christopher's shall be a no reverse split clause that guarantees replacement of the shares of common stock that are still owned at the time of any such reverse split by pre-Plan of Reorganization SVI stockholders in the event that the reorganized SVI completes a reverse split that affects its outstanding common stock within 24 months of Closing.

            (e) Included in the Plan of Reorganization between SVI and Christopher's shall be a provision that prohibits the filing of any S-8 or S-3 Registration Statements by the reorganized SVI with the Securities and Exchange Commission for employee and/or consultant compensation plans if any balances are due to Jenson Services.

            (f) All notices or other information deemed required or necessary to be given to any of the parties shall be given at the following addresses.

                  Seven Ventures, Inc.
                  4685 South Highland Drive #202
                  Salt Lake City, UT 84117

                  Leonard W. Burningham, Esq.
                  455 East 500 South #205
                  Salt Lake City, UT 84111

                  Christopher's Original Formulas, Inc.
                  1195 Spring Creek Place
                  Springville, UT 84663

                  Cletha A. Walstrand, P.C.
                  8 East Broadway, Suite 609
                  Salt Lake City,  UT  84111

            (g) Any finder's fee or similar payment with respect to the Plan of Reorganization shall be paid by the party or parties agreeing to such fee or payment.

            (h) The definitive agreement shall contain customary and usual indemnification and hold harmless provisions.

            (i) The transactions which are contemplated herein, to the extent permitted, shall be governed by and construed in accordance with the laws of the State of the Nevada.

            (j) Each party and its agents, attorneys and representatives shall have full and free access to the properties, books and records of the other party (the confidentiality of which the investigating party agrees to retain) for purposes of conducting investigations of the other party.

            (k) The substance of any public announcement with respect to the exchange, other than notices required by law, shall be approved in advance by all parties or their duly authorized representatives.

            (l) In the event of the abandonment of this Letter of Intent prior to the execution of the Plan of Reorganization, except as provided in paragraph (iv), each party shall bear and pay its own costs and expenses and shall indemnify and hold the other parties harmless therefrom. Following execution and delivery of the Plan of Reorganization, it will control the rights of the parties in this respect.

Except as provided in paragraphs B. (iv), (v) and (vi), this letter merely evidences the intention of the parties hereto and is not intended to be legally binding. The proposed agreement contemplated herein may be terminated by any of the parties at any time prior to the execution of the definitive agreement, which shall be controlling thereafter, and each of the parties agrees to hold the others harmless for any attorney's fees, accountant's fees, expenses or other damages which may be incurred by failure to consummate the Plan of Reorganization, except as provided in paragraph B. (iv).

C.    Counterparts.

This Letter of Intent may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.


D.    Confidentiality.

By its execution hereof, SVI acknowledges to and agrees with Christopher's that in the exercise of the several rights granted to it pursuant to this LOI, SVI, and/or its agents and affiliates, may become familiar with or aware of certain Confidential Information (as such term is hereinafter defined) disclosed by Christopher's or one or more of its officers, directors, employees, shareholders, partners, agents or representatives (each of such relationships being defined herein as an "Affiliate"). Accordingly, SVI hereby agrees that any and all Confidential Information disclosed or furnished to it, or to any of its Affiliates, by Christopher's or any of its Affiliates, is and shall remain proprietary to Christopher's. Neither SVI, nor any Affiliate of SVI, shall have any rights to distribute or divulge any of such Confidential Information to any third party without Christopher's prior consent, or to use any of such Confidential Information in any way detrimental to Christopher's or any of its Affiliates, or in any way which would otherwise destroy, injure or impair any of Christopher's or its Affiliates' rights in or in respect of any such Confidential Information including, without limitation, by using any of such Confidential Information to solicit away from Christopher's, any of its employees, contractors, customers or vendors or other business relationships, or to establish or assist any person or entity which is or will be, directly or indirectly, in competition with Christopher's. For purposes of this Agreement, the term "Confidential Information" shall mean any and all proprietary information belonging to Christopher's, whether tangible or intangible, written or oral, including, without limitation, any intellectual property rights, books and records, computer software and files, lists of (or proprietary information concerning) its customers, suppliers, vendors and other business relationships, and any other item which may properly be classified as a protected trade secret. SVI expressly agrees and understands that its agreement to abide by the provisions of this Section D constitute a material part of the consideration inducing Christopher's to enter into this Memorandum and consider the transactions contemplated herein, and that any violation of such provisions could create immediate and irreparable harm to Christopher's. In the event of any breach of this Section D, the parties hereby agree that, in addition to whatever other remedies may be available to Christopher's, it shall be entitled to seek injunctive and other equitable relief, and SVI hereby waives any bonding or other requirement as a precursor thereto.

If the foregoing correctly sets forth the substance of the understanding of the parties, please execute this Letter of Intent in duplicate. Retain one copy for your records and return one to Leonard W. Burningham, Esq. at his address, which is Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111; you may send one signed copy by facsimile transmission to 801-355-7126. In addition, please send a retainer for $15,000.00 to the Leonard W. Burningham, Esq. trust account.

Very truly yours,

/s/ Jeff D. Jenson
---------------------
Jeff D. Jenson, President
Jenson Services, Inc.


/s/ Jeff Keith
---------------------
Jeff Keith, President
Seven Ventures, Inc.




Accepted this 4th day of November, 2002.



/s/ Robert Scott
---------------------
Robert Scott, President
Christopher's Original Formulas, Inc.
A Nevada Corporation

                                 EXHIBIT "A"

The following expenses will be included and paid by Jenson Services in conjunction with the Plan of Reorganization, assuming receipt by the Leonard
W. Burningham, Esq. Trust Account of the $15,000 retainer and receipt by Jenson Services of the $260,000 in full or in part upon Closing:

      Legal work to be completed by Leonard W. Burningham, Esq.
            Plan of Reorganization.
            Information Statement.

      Execution of Closing documents by officers and directors of SVI and Christopher's.
            SVI officers and directors will offer resignations.
            Close of escrow on funds and transfer of shares.

      Post-Plan of Reorganization filings are made, with the following agencies (usually takes 7 to 10 business days).

            Articles of Amendment - reflecting new name "Christopher's Original Formulas, Inc.".
            Certificate of Designation - define rights, title, and preferences for classes of stock or warrants that are authorized (pre-Plan of Reorganization task).
            National Quotation Bureau ("NQB") - new cusip number.
            National Association of Securities Dealers ("NASD") - request new symbol - submit top three choices.
            Current Report on Form 8-K is filed with the SEC within 15 days. S&P filing with corporate filing fee to be paid by reorganized SVI New 15c2-11 delivered to broker,
            Amended 8-K reflecting consolidated, combined financials statements of Christopher's and SVI within 75 days of transaction.

The following expenses will be included and paid by Christopher's, in conjunction with the Plan of Reorganization;

      Order and issue new certificates;

      Christopher's audited Financial Statements for the most recent year end;
      and

      Pro forma combined balance sheet taking into consideration the Plan of Reorganization.